Exhibit 10(s)


                                      LEASE



                         ANCHOR CENTRE PROPERTIES, INC.
                             a Delaware corporation


                                    Landlord



                               TRACER DESIGN, INC.
                             an Arizona corporation

                                     Tenant

                                TABLE OF CONTENTS


1.       USE AND RESTRICTIONS ON USE...........................................1
2.       TERM..................................................................1
3.       RENT..................................................................2
4.       RENT ADJUSTMENTS......................................................3
5.       SECURITY DEPOSIT......................................................4
6.       ALTERATIONS...........................................................5
7.       REPAIR................................................................5
8.       LIENS.................................................................6
9.       ASSIGNMENT AND SUBLETTING.............................................6
10.      INDEMNIFICATION.......................................................7
11.      INSURANCE.............................................................8
12.      WAIVER OF SUBROGATION.................................................8
13.      SERVICES AND UTILITIES................................................8
14.      HOLDING OVER..........................................................9
15.      SUBORDINATION.........................................................9
16.      RULES AND REGULATIONS................................................10
17.      REENTRY BY LANDLORD..................................................10
18.      DEFAULT..............................................................10
19.      REMEDIES.............................................................11
20.      TENANT'S BANKRUPTCY OR INSOLVENCY....................................13
21.      QUIET ENJOYMENT......................................................13
22.      DAMAGE BY FIRE, ETC..................................................14
23.      EMINENT DOMAIN.......................................................15
24.      SALE BY LANDLORD.....................................................15
25.      ESTOPPEL, CERTIFICATES...............................................15
26.      SURRENDER OF PREMISES................................................15
27.      NOTICES..............................................................16
28.      TAXES PAYABLE BY TENANT..............................................16
29.      RELOCATION OF TENANT.................................................16
30.      DEFINED TERMS AND HEADINGS...........................................16
31.      TENANT'S AUTHORITY...................................................17
32.      COMMISSIONS..........................................................17
33.      TIME AND APPLICABLE LAW..............................................17
34.      SUCCESSORS AND ASSIGNS...............................................17
35.      ENTIRE AGREEMENT.....................................................17
36.      EXAMINATION NOT OPTION...............................................17
37.      RECORDATION..........................................................17
38.      SHARED TELEPHONE SYSTEM..............................................17
39.      LIMITATION OF LANDLORD'S LIABILITY...................................18
40.      PARKING..............................................................18
41.      RENEWAL OPTION.......................................................18
42.      RIGHT OF FIRST REFUSAL...............................................18

43.      TERMINATION OPTION...................................................19
44.      MONUMENT SIGNAGE.....................................................19
EXHIBIT A - PREMISES
EXHIBIT B - INITIAL  ALTERATIONS
EXHIBIT C - RULES AND REGULATIONS

                             GROSS (BY) OFFICE LEASE
                                 REFERENCE PAGE

BUILDING:                                ANCHOR CENTRE III
                                         2231 East Camelback Road

LANDLORD:                                ANCHOR CENTRE PROPERTIES, INC.
                                         a Delaware corporation

LANDLORD'S ADDRESS:                      2201 E. Camelback Road, Suite 230B
                                         Phoenix, AZ  85016

LEASE REFERENCE DATE                     August 22, 1995

TENANT:                                  Tracer Design, Inc.
                                         an Arizona corporation

TENANT'S ADDRESS:                        2231 E. Camelback Road, Suite 324
                                         Phoenix, AZ  85016

PREMISES IDENTIFICATION:                 Suite Number 234
                                         (for outline of Premises see Exhibit A)

SCHEDULED COMMENCEMENT DATE:             October 1, 1995

TERMINATION DATE:                        September 30, 2000

TERM OF LEASE:                           5 years,  beginning on the Commencement
                                         Date and ending on the Termination Date
                                         (unless sooner  terminated  pursuant to
                                         the Lease)

INITIAL ANNUAL RENT (Article 3):         $98,944.00

INITIAL MONTHLY INSTALLMENT OF
ANNUAL RENT (Article 3):                 $8,245.33

BASE YEAR (DIRECT EXPENSES):             1996

BASE YEAR (TAXES):                       1996

TENANT'S PROPORTIONATE SHARE:            4.78%

SECURITY DEPOSIT:                        $8,863.73

ASSIGNMENT/SUBLETTING FEE                $500

REAL ESTATE BROKER DUE COMMISSION:       CB Commercial Real Estate Group
                                         Lee & Associates

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through C, all of which are made a part of this Lease.

LANDLORD:                                       TENANT:

ANCHOR CENTRE PROPERTIES, INC.                  TRACER DESIGN, INC.
a Delaware corporation                          an Arizona corporation

By: /s/ Robert M. Chapman,                      By /s/ Chad M. Littl
    ------------------------------------        --------------------------------
    Robert M. Chapman, Vice President              Title: President
    Dated:  9/8/95                                        ----------------------
           -----------------------------        Dated: 9/6/95
                                                       -------------------------

                                      LEASE

         By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

         1.1 The Premises are to be used solely for general office purposes. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained, or the commission of any waste. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

         1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe

                                                                     [__][__]

                                                                      Initial
and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

2. TERM.

         2.1 The Term of this Lease shall begin on the date ("Commencement Date") which shall be the later of the Scheduled Commencement Date as shown on the Reference Page and the date that Landlord shall tender possession of the Premises to Tenant. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within 30 days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Landlord and Tenant shall execute a memorandum setting forth the actual Commencement Date and Termination Date, if different from the dates set forth in the Reference Page.

         2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord, after notice to Tenant, delivers possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within one hundred twenty (120) days of the Scheduled Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant. If any delay is the result of any of the foregoing, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such delay.

                                                                     [__][__]

                                                                      Initial

         2.3 In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3. RENT.

         3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution of this Lease. The amount of the Annual Rent shall be as follows:


            Period                     Annual Rent           Monthly Installment

   Commencement Date through           $98,944.00                 $8,245.33
      September 30, 1996
    October 1, 1996 through            $98,944.00                 $8,245.33
      September 30, 1997
    October 1, 1997 through            $105,128.00                $8,760.67
      September 30, 1998
    October 1, 1998 through            $111,312.00                $9,276.00
      September 30, 1999
    October 1,1999 through             $117,496.00                $9,791.33
       Termination Date

If the Commencement Date occurs after October 1, 1995, then the dates for adjustment to the amount of Base Rent set forth above shall be postponed accordingly. The amount of the Annual Rent also shall be increased in connection with any lease of space under Article 42. The Monthly Installment of Rent in effect at any time shall be one-twelfth of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon a thirty
(30) day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

         3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within five days after the date it is due and payable pursuant to this

                                                                     [__][__]

                                                                      Initial

Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) a sum equal to five percent (5%) per month of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

         4.1 For the purpose of this Article 4, the following terms are defined as follows:

                  4.1.1 Lease Year: Each calendar year falling partly or wholly within the Term.

                  4.1.2 Direct Expenses: All direct costs of operation, maintenance, repair and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas, and waste disposal; the cost of janitorial services; the cost of security and alarm services; window cleaning costs; labor costs; costs and expenses of managing the Building including management fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment other than capital items; current rental and leasing costs of items which would be amortizable capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. Direct Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses on long-term borrowings, advertising costs or management salaries for executive personnel other than personnel located at the Building. In addition, Landlord shall be entitled to amortize and include as an additional rental adjustment: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed. All such costs shall be amortized over the reasonable life of such improvements in accordance with such reasonable life and

                                                                     [__][__]

                                                                      Initial
amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1 %) in excess of the prime lending rate announced from time to time as such by The Northern Trust Company of Chicago, Illinois.

                  4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building.

                  4.1.4 Controllable Expenses: Notwithstanding anything to the contrary in this Article, Direct Expenses shall not include Controllable Expenses in excess of the Cost Cap. "Controllable Expenses" means Direct Expenses, other than taxes, insurance premiums, and utility charges. The "Cost Cap" for 1997 shall be 107% of the actual Controllable Expenses for 1996, and the Cost Cap for each subsequent year shall be 107% of the Cost Cap for the previous calendar year.

         4.2 If in any Lease Year, (i) Direct Expenses paid or incurred shall exceed Direct Expenses paid or incurred in the Base Year (Direct Expenses) and/or (ii) Taxes paid or incurred by Landlord in any Lease Year - shall exceed the amount of such Taxes which became due and payable in the Base Year (Taxes), Tenant shall pay as additional rent for such Lease Year Tenant's Proportionate Share of such excess.

         4.3 The annual determination of Direct Expenses shall be made by Landlord and if certified by a nationally recognized firm of public accountants selected by Landlord shall be binding upon Landlord and Tenant. Tenant may review the books and records supporting such determination in the office of Landlord, or Landlord's agent, during normal business hours, upon giving
Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one year period. In the event that during all or any portion of any Lease Year, the Building is not rented and occupied to a level of 95%, Landlord may make any appropriate adjustment in occupancy related Direct Expenses for such year for the purpose of avoiding distortion of the amount of such Direct Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing sound accounting and management principles to determine Direct Expenses that would have been paid

                                                                     [__][__]

                                                                      Initial
or incurred by Landlord had the Building been rented and occupied to a level of 95%, and the amount so determined shall be deemed to have been Direct Expenses for such Lease Year.

         4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant's liability for Direct Expenses and/or Taxes under Section 4.2, Article 6 and Article 29 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

         4.5 When the above mentioned actual determination of Tenant's liability for Direct Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

                  4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Direct Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Direct Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor; and

                  4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Direct Expenses and/or Taxes for the Lease Year is more than Tenant's liability for Direct Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4. Tenant shall not be entitled to a credit by reason of actual Direct Expenses and/or Taxes in any Lease Year being less than Direct Expenses and/or Taxes in the Base Year (Direct Expenses and/or Taxes).

         4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Direct Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five
(5) days after written demand therefor, deposit with Landlord an amount sufficient to

                                                                     [__][__]

                                                                      Initial
restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled without material default, but not later than sixty (60) days after such termination.

6. ALTERATIONS.

         6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements.

         6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by, Tenant, the same shall be made using Landlord's contractor (unless Landlord agrees otherwise) at Tenant's sole cost and expense. If Tenant shall employ any Contractor other than Landlord's Contractor and such other Contractor or any Subcontractor of such other Contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such proposed work.

         6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties cf individuals of substance as Landlord shall require to assure payment of the costs thereof and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable at Landlord's election said sums shall be paid in the same way as sums due under Article 4.

                                                                     [__][__]

                                                                      Initial

         6.4 All alterations, additions, and improvements in, on, or to the Premises made or installed by Tenant including carpeting, shall be and remain the property of Tenant during the Term but, excepting furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures, shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as by a bill of sale, unless Landlord elects otherwise. Upon such election by Landlord, Tenant shall upon demand by Landlord at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and damage by fire or other casualty excepted.

7. REPAIR.

         7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the Building, including the roof, basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.

         7.2 Tenant shall, at all times during the Term, keep the Premises in good condition and repair excepting reasonable wear and tear and damage by fire, or other casualty, and in compliance with all applicable governmental laws, ordinances and regulations, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense.

         7.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

         7.4 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                                                     [__][__]

                                                                      Initial

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall reasonably accept, Landlord shall have the right to cause the same to be released by such means as it shall reasonably deem proper, including payment of the claim giving rise to such lien after written notice to Tenant. All such sums paid by Landlord and all expenses reasonably incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand.

9. ASSIGNMENT AND SUBLETTING.

         9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant or an Affiliate of Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. "Affiliate" means an entity that owns or controls, is owned or controlled by, or is under common ownership and control with, Tenant. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days but no more than one hundred eighty (180) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial reports and other relevant financial information of the proposed subtenant or assignee.

         9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

                                                                     [__][__]

                                                                      Initial

         9.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within sixty
(60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant.

         9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord an additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below) when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.

         9.5 Notwithstanding any other provision hereof, Tenant shall have no right to make (and Landlord shall have the absolute right to refuse consent to) any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured material default of Tenant or matter which will become a material default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation as evidenced by the issuance of a written proposal; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; or (e) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building, (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a

                                                                     [__][__]

                                                                      Initial
violation of Section 1.2. Tenant expressly agrees that Landlord shall have the absolute right to refuse consent to any such assignment or sublease and that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord such refusal shall be reasonable.

         9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting plus, on demand, a sum equal to all of Landlord's reasonable costs, including reasonable attorney's fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

         9.7 If Tenant is a corporation, partnership or trust, any transfer or transfers of or change or changes within any twelve month period in the number of the outstanding voting shares of the corporation, the general partnership interests in the partnership or the identify of the persons or entities controlling the activities of such partnership or trust resulting in a change of ownership or control of 51% or more shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

10. INDEMNIFICATION. None of the Landlord entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant, its agents, servants, employees, invitees, or visitors to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to

                                                                     [__][__]

                                                                      Initial
this Lease. The provisions of this Article shall survive the termination of this
Lease  with  respect  to  any  claims  or  liability   accruing  prior  to  such
termination.

11. INSURANCE.

         11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000.000.00 per occurrence and not loss than $2,000,000.00 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee;
(c) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (f) Business Interruption Insurance with limit of liability representing loss of at least approximately six months of income.

         11.2 Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord and the building management company, if any, (as of the date of this Lease, Anchor Centre Properties, Inc., a Delaware corporation, and RREEF Management Company, a California corporation) as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

         11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant

                                                                     [__][__]

                                                                      Initial
and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES.

         13.1 Provided Tenant shall not be in material default of its obligation to pay rent under this Lease, and subject to the other provisions of this Lease, Landlord agrees to furnish to the Premises during ordinary business hours (Monday through Friday from 7:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to noon) on generally recognized business days (but exclusive in any event of Sundays and legal holidays), the following services and utilities subject to the rules and regulations of the Building prescribed from time to time (a) water suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord's reasonable judgment for the use and occupation of the Premises; (c) cleaning and janitorial service; (d) elevator service by nonattended automatic elevators; (e) such window washing as may from time to time in Landlord's judgment be reasonably required; and, (f) equipment to bring to Tenant's meter, electricity for lighting, convenience outlets and other normal office use. To the extent that Tenant is not billed directly by a public utility, Tenant shall pay, upon demand, as additional rent, for all electricity used by Tenant in the Premises. The charge shall be at the rate charged for such services by the local public utility. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoing, unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable when such failure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities.

         13.2 Should Tenant require any additional work or service, as described above, including services furnished outside ordinary business hours specified above, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost plus overhead for such additional service and, where appropriate, a reasonable allowance for depreciation of any systems being used to provide such service. Tenant shall pay for all usage of HVAC services after ordinary business hours at the rate of $50.00 per hour, as increased in the proportion that the charge per kilowatt hour of electricity furnished to the Building by the utility company increases or decreases from the rate in effect as of the date of this Lease.

                                                                     [__][__]

                                                                      Initial

         13.3 Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in or for the benefit of the Premises and the cost thereof, including the cost of installation and the cost of operations and maintenance, shall be paid by Tenant to Landlord upon demand as such additional rent.

         13.4 Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises for normal office use, nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as normal office use, Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, and if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current. The cost of any such meters shall be paid for by Tenant. Tenant agrees to pay as additional rent to Landlord promptly upon demand therefor, the cost of all such excess water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be 150% of the greater of: (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and, (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord's election to that effect, such holding over shall constitute renewal of this Lease for a period from month to month or one year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the

                                                                     [__][__]

                                                                      Initial

Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C to this Lease and all reasonable modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

         17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant under this Lease, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any way, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.

         17.2 Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged.

         17.3 Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17. Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in reasonably effecting compliance with Tenant's obligations under this Lease as permitted hereunder.

                                                                     [__][__]

                                                                      Initial

         17.4 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the reasonable cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord as additional rent upon demand.

18. DEFAULT.

         18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

                  18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given three times in any twelve month period, the fourth or further failure to pay within five days after due any additiona1 sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

                  18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within thirty (30) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant.

                  18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

                  18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

                                                                     [__][__]

                                                                      Initial

                  18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

19. REMEDIES.

         19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

                  19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

                  19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

                  19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

                                                                     [__][__]

                                                                      Initial

                  19.1.4 Upon any termination of Tenant's right to possession only without termination of the Lease:

                           19.1.4.1  Neither such  termination of Tenant's right
to possession nor Landlord's taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall pay forthwith to Landlord the sum equal to the entire amount of the rent, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

                           19.1.4.2  Landlord shall use commercially  reasonable
efforts to relet the Premises or any part thereof, by one or more leases, for such rent and upon such terms as Landlord, in its sole discretion, shall reasonably determine (including the right to relet the premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally, provided they are commercially reasonable, and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of
Article 9.

                           19.1.4.3  Until such time as Landlord  shall elect to
terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the reasonable costs of repairs, alterations, additions, redecorating

                                                                     [__][__]

                                                                      Initial
and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

         19.2 Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom. If Tenant shall have vacated the Premises, Landlord may at Landlord's option re-enter the Premises at any time during the last six months of the then current Term of this Lease and make any and all such changes, alterations, revisions, additions and tenant and other improvements in or about the Premises as Landlord shall elect, all without any abatement of any of the rent otherwise to be paid by Tenant under this Lease.

         19.3 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease, Tenant agrees to pay all Landlord's reasonable attorney's fees so incurred. Tenant expressly waives any right to: (a) trial by jury; and (b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

         19.4 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

         19.5 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an

                                                                     [__][__]

                                                                      Initial

Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

         19.6 INTENTIONALLY OMITTED.

         19.7 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

20. TENANT'S BANKRUPTCY OR INSOLVENCY.

         20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a Debtor's Law.):

                  20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

                           20.1.1.1  Such Debtor's Law shall provide to Tenant's
Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

                           20.1.1.2  Tenant's  Representative  or  the  proposed
assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate

                                                                     [__][__]

                                                                      Initial
other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, showing a net worth and working capital in amounts reasonably determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

                           20.1.1.3   The   assumption   or   any   contemplated
assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

                           20.1.1.4  Landlord  shall  have,  or  would  have had
absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from or through Landlord, including without limitation Landlord's lenders and others holding liens or leases on, against, or affecting the Building, subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. DAMAGE BY FIRE, ETC.

         22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can bo materially restored within ninety (90) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of the damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they

                                                                     [__][__]

                                                                      Initial
are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

         22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within ninety (90) days. Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercise its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

         22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises or belonging to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         22.4 In the event that Landlord should fail to complete such repair and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

         22.5  Notwithstanding  anything  to  the  contrary  contained  in  this
Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Promises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the

                                                                     [__][__]

                                                                      Initial
right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the' date originally fixed in this Lease for the expiration of the Term.

         22.6 In the event of any damage or the destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

                                                                     [__][__]

                                                                      Initial

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten
(10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

         26.1 Tenant shall, at least thirty (30) days before the last day of the Term, arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection to be held prior to vacating the Premises, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

         26.2 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Tenant may, and at Landlord's request sha11, at Tenant's sole cost, remove upon termination of this Lease, any and all furniture, furnishings, movable partitions of less than full height from floor to ceiling, trade fixtures and other property installed by Tenant, title to which shall not be in or pass automatically to Landlord upon such termination, repairing all damage caused by such removal. Property not so removed shall, unless requested to be removed, be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. All other alterations, additions and improvements in, on or to the Premises shall be dealt with and disposed of as provided in Article 6 hereof.

         26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

                                                                     [__][__]

                                                                      Initial

In the event that Tenant's failure to perform prevents Landlord from releasing the Premises, Tenant shall continue to pay rent pursuant to the provisions of
Article 14 until such performance is complete. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be resumed to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted personally, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the panics to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. RELOCATION OF TENANT. Not Applicable

                                                                     [__][__]

                                                                      Initial

30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance  of  Landlord  shall  apply  to and  inure to the  benefit  of all the following "Landlord Entities",  being Landlord,  Landlord's  investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises and Tenant's Proportionate Share shown on the Reference Page.

31. TENANT'S AUTHORITY. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state which the Building is located, that the corporation has full right and authority to enter into this Lease, and the all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. I Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and government regulations relative to its right to do business in the state and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease.

32. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with am broker or finder in connection with this Lease, except as described on the Reference Page.

33. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

34. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms,

                                                                     [__][__]

                                                                      Initial
covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

35. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

36. EXAMINATION NOT OPINION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until sue} delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

37. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

38. SHARED TELEPHONE SYSTEM. Anchor Centre Three is a certified shared tenant building in which all riser communications cable is owned and managed by Equity Telecommunications, Inc. ("ETI"). Therefore, telecommunication facilities are provided only by ETI Tenants occupying space in Anchor Centre Three have the option to either participate in the shared tenant services provided by ETI or operate their own telephone system. In the event an outside system is utilized, Tenant shall be required to rent cable pairs from Equity Telecommunications, Inc. at a monthly rate for the Term. Tenant shall be responsible for making all arrangements with ETI for use of shared services or rental of cable pairs.

39. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

40. PARKING. Tenant shall be entitled to use, during the term of this Lease, six
(6)

                                                                     [__][__]

                                                                      Initial
covered, reserved parking spaces. Such spaces shall be free of charge during the first twelve (12) months of the Lease Term; thereafter parking charges shall be $35.00 per month for each covered, reserved parking space. Tenant shall be entitled to lease for its use, during the term of this Lease, up to eighteen
(18) covered, unreserved parking spaces to the extent they are available in excess of current or anticipated needs of other tenants at the time Tenant requests them. Charges for such spaces shall be $25.00 per month for each covered, unreserved parking space.

41. RENEWAL OPTION. Provided that Tenant is not then in default under this Lease beyond any applicable cure period, Tenant shall have the option to extend the Term of this Lease by one (1) period of five (5) years (the "Renewal Term") by written notice given to Landlord not less then six (6) months before the expiration of the then-current Term. If the option is not exercised in a timely manner, then it shall automatically expire. The amount of the Annual Base Rent during the Renewal Term shall be the base rental rate being offered by Landlord as of the beginning of the Renewal Term to prospective new tenants for reasonably similar space in the Building.

42. RIGHT OF FIRST REFUSAL.

         42.1 Obligation to Offer. Provided Tracer Design, Inc. is then Tenant under this Lease and is not in default beyond any applicable cure period, Landlord shall not enter into a lease with a third party for all or part of Suite 326 (containing approximately 1975 rentable square feet) ("Expansion Space I") or all or any part of Suite 319 (containing approximately 2006 rentable square feet) (the "Expansion Space II"), without first offering to lease the Expansion Space involved to Tenant. The notice to Tenant shall specify the fundamental terms (applicable rental rate, base year, term, tenant improvement allowance, and parking rights) on which Landlord proposes to lease or offer the Expansion Space to a third party (the "Offer"). Landlord may give the Offer to Tenant at any point in Landlord's discussions with a third party, and need not have completed negotiations of a proposed lease to the third party.

         42.2 Acceptance of Offer. Tenant may accept the Offer by written notice given to Landlord within two (2) business days after receipt of the Offer.

         42.3 Right to Market. If Tenant rejects or fails to accept an Offer related to Expansion Space I within the two (2) business day period, then during the following three month period, Landlord shall be free to enter into leases of all or any part of Expansion Space I with third parties, provided that the rental rate offered to the third parties shall not be less than ninety percent (90%) of the rental rate specified in the Offer. Any portion of Expansion Space I not leased within such three month period shall not be leased by Landlord to a third party unless Landlord shall first have reoffered it to Tenant under the terms and conditions of this Article. If Tenant rejects or fails to accept an Offer related to Expansion Space II within the two (2)

                                                                     [__][__]

                                                                      Initial
business day period, then from such time forward, Landlord shall be free to enter into leases of all or any part of the Expansion Space X with third parties free and clear of all rights of Tenant.

         42.4 Execution of Amendment. If Tenant accepts an Offer for either Expansion Space I or Expansion Space II, Landlord and Tenant shall enter into an amendment of this Lease within twenty (20) days incorporating the space into the Premises on the terms and conditions specified in the Offer and otherwise on the terms and conditions of this Lease.

         42.5 Subordinated Right. Tenant's rights to Expansion Space II are expressly subordinate to the existing rights of other tenants in the Building, and may be exercised only to the extent the right of those other tenants lapse or are waived.

43. TERMINATION OPTION. Provided that Tenant is not then in default under this Lease beyond any applicable cure period, and provided Landlord has failed to make available for lease by Tenant additional space to accommodate Tenant's expansion needs, Tenant shall have the option to terminate this Lease as of the end of the third anniversary of the Commencement Date by written notice (the
"Notice") given to Landlord not later than six months prior to the third anniversary of the Commencement Date. The Notice shall not be effective for any purpose unless it: (a) sets forth in detail Tenant's unfulfilled expansion needs, and (b) is accompanied by the Termination Fee in the form of a cashier's or certified check payable to Landlord. The Termination Fee shall be an amount equal to 40% of Landlord's Investment. "Landlord's Investment" means all costs incurred by Landlord in connection with this Lease for design and construction of tenant improvements and all brokerage commissions. Landlord shall provide to Tenant a statement detailing Landlord's Investment within sixty days after the Commencement Date. If, during the thirty day period following receipt of the Notice, Landlord provides notice to Tenant that Landlord is willing to lease and has or will have within the next 120 days available for lease space in Anchor Centre One or III that will reasonably accommodate Tenant's expansion needs, then the Notice shall automatically be deemed rescinded, Landlord shall return the Termination Fee, and the parties shall, by amendment to this Lease or by a new lease, enter into an agreement for Tenant to lease the additional space on the then prevailing market terms and conditions.

44. MONUMENT SIGNAGE. Tenant shall be entitled to have its sign placed on the sign monument for the Building provided Tenant so elects by notice given to Landlord not later than March 31, 1996 and provided space on the monument for Tenant's sign is still available at the time the notice is received. Space on the monument shall not be deemed available if Landlord has entered into a lease with another tenant giving it the right to use the sign monument for its sign or if Landlord is then in substantive discussions or negotiations with a prospective tenant pursuant to which Landlord has indicated its willingness to include such monument signage rights in the proposed lease. Tenant shall bear all costs of design, fabrication, installation and maintenance of

                                                                     [__][__]

                                                                      Initial
its sign, which shall be subject to Landlord's prior approval and compliance with all applicable municipal ordinances and permit requirements.

ANCHOR CENTRE PROPERTIES, INC.               TRACER DESIGN, Inc.,
a Delaware corporation                       an Arizona corporation



By:/s/ Robert M. Chapman,                    By:/s/ Chad M. Little
   ----------------------------------           --------------------------------
   Robert M. Chapman, Vice President         Title: President
   Dated: 9/8/95                             -----------------------------------
         ----------------------------        Dated: 9/6/95
                                                    ----------------------------

                                                                     [__][__]

                                                                      Initial

                                    EXHIBIT A

                attached to and made a part of Lease bearing the
                 Lease Reference Date of August 22, 1995 between
                       ANCHOR CENTRE PROPERTIES, INC., as
                   Landlord and TRACER DESIGN, INC., as Tenant

                                    PREMISES

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.


              SUITE #324 -- APPR0XIMATELY 6184 RENTABLE SQUARE FEET
                   2231 EAST CAMELBACK ROAD, PHOENIX, AZ 85016

                                    EXHIBIT B

                attached to and made a part of Lease bearing the
                 Lease Reference Date of August 22, 1995 between
                ANCHOR CENTRE: PROPERTIES, INC., as Landlord and
                         TRACER DESIGN, INC., as Tenant

                               INITIAL ALTERATIONS

Tenant hereby acknowledges and agrees that except as specifically provided below, the Premises are being received by Tenant in as-is condition as surrendered by the prior tenant and that Tenant will be responsible to return the Premises to original broom clean condition at the expiration of this Lease or any extension thereof, ordinary wear and tear expected.

Landlord agrees to furnish and install improvements in the Premises as set forth in the floor plan prepared by Doerr Design Associates dated August 14, 1995, revised August 16, 1995 and August 22, 1995 and as approved by Tenant on August 22, 1995 (the "Improvements"). Landlord also agrees to furnish and install a supplemental A/C unit for the hub room which is not identified in the aforementioned documents and shall be agreed upon by and between Landlord and Tenant prior to commencement of the improvements. Except as specifically set forth in the plan or in Jokake Construction Co.'s proposal dated August 30, 1995, building standard materials shall be used. Landlord agrees to provide an allowance of $55,210 (the "Allowance") to pay for the cost of the improvements, including any necessary architectural, mechanical plumbing and electrical engineering plans. Any costs in excess of the Allowance shall be paid by Tenant together with interest at the rate of 11% per annum, in equal blended installments of principal and interest over the initial 60 month Term of the Lease. Upon the occurrence of any Event of Default under the Lease, the entire unpaid principal balance of Tenant's obligation shall be immediately due and payable and Landlord shall be entitled to exercise all remedies pursuant to paragraphs 18 and 19 of the Lease.

                                    EXHIBIT C

                attached to and made a part of Lease bearing the
                Lease Reference Date of August 22, 1995 between
                 ANCHOR CENTRE PROPERTIES, INC., as Landlord and
                         TRACER DESIGN, INC., as Tenant

                              RULES AND REGULATIONS

l. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

 6. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed.

11. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

12. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

14. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

15. Except as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord.
Tenant shall repair any damage resulting from noncompliance with this rule.

16. Tenant shall not install, maintain or operate upon the Premises any vending machine.

17. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

18. No cooking shall be done or permitted by any Tenant on the Premises, except by the Tenant of Underwriters' Laboratory approved microwave oven or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

19. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

20. Tenant shall not use the name of the Building in connect on with or in promoting or advertising the business of Tenant except as Tenant's address.

21. No pets of any kind shall be kept on the Premises or brought upon the Common Areas of the Project.

22. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction form Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

23. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

25. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations in this Exhibit C stated and any additional rules and regulations which are adopted.

26. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.